Novel Therapeutics
for
CNS Diseases and Disorders

The Thomas Weisel Partners 2006 Healthcare Conference
September 6, 2006

Neil M. Kurtz, M.D.
President and Chief Executive Officer

TorreyPines Therapeutics, Inc. – Axonyx Inc.

Merger Announcement

Where to Find Additional
Information About the Merger

In connection with the merger, Axonyx has filed a registration statement on Form S-4 that contains a prospectus and a joint proxy statement with the Securities and Exchange Commission (SEC).  Investors and security holders of Axonyx and TorreyPines Therapeutics are urged to read the proxy statement/prospectus and other relevant materials filed with the SEC because they will contain important information about Axonyx, TorreyPines Therapeutics and the merger.  The proxy statement/prospectus and other relevant materials, and any other documents filed by Axonyx with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Axonyx by directing a written request to:  Axonyx, 500 Seventh Avenue, 10th Floor, New York, NY  10018, Attention:  Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Axonyx and its executive officers and directors and TorreyPines and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx in connection with the merger.  Information about those executive officers and directors of Axonyx and their ownership of Axonyx’s common stock is set forth in Axonyx’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC, as well as the Form S-4.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Axonyx and its executive officers and directors in the merger by reading the proxy statement/prospectus regarding the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Safe Harbor

Statements in this presentation related to the business
outlook and future performance of Axonyx and TorreyPines
Therapeutics, the proposed merger, the development and
commercialization of each company’s drug candidates, and
expectations in connection with any future event,
condition, performance or other matter are forward-
looking and are made pursuant to the safe harbor
provisions of the Securities Litigation Reform Act of 1995.
Such statements involve risks and uncertainties which may
cause results to differ materially from those set forth in
these statements, including risks relating to the proposed
merger.  Additional economic, competitive, governmental,
technological, marketing and other factors identified in the proxy statement/prospectus, Axonyx’s annual report on
Form 10-K and other filings with the SEC could affect
such results.

Key Terms of the Transaction

Definitive merger agreement announced on June 8, 2006

Tax-free stock for stock merger

Pro forma ownership of combined company

Approximately 58% TorreyPines Therapeutics shareholders

Approximately 42% Axonyx shareholders

TorreyPines preferred shareholders also receive warrants with an exercise price of $1.04, which, if fully exercised at closing, would increase the percentage of the combined company held by
TorreyPines shareholders to approximately 62%

Relative percentages adjusted if either party out-licenses one or more product candidates prior to closing

Subject to customary and other closing conditions including
shareholder approval

Name of new entity: TorreyPines Therapeutics, Inc.

Anticipated NASDAQ ticker symbol: TPTX

Post-merger Profile of TorreyPines

Strategically focused on CNS diseases and disorders

Two product candidates for migraine and chronic pain, representing potentially early commercialization opportunity

Six product candidates to potentially treat broad and growing cognitive disorders market in AD and schizophrenia

Discovery function, funded by collaborations with Eisai

Focus on large markets with documented unmet needs

Development team with proven CNS track record

Rights to more than 250 pending or issued patents

Combined pro forma cash/equivalents of $ 77.6 M at 6/30/06

Creating a Premier CNS Biopharmaceutical Company

Post-merger TorreyPines Executive Team

TPTX

TPTX

TPTX

TPTX

TPTX

Company

MitoKor, PriceWaterhouse

CFO

Craig Johnson

Ingenix, Co-founder
Worldwide Clinical Trials,
Boots, Bayer, BMS, Merck

President
& CEO

Neil Kurtz, MD

Purdue Pharma, Ingenix,
Worldwide Clinical Trials,
Bayer, Wyeth (Ayerst)

COO

Evelyn Graham, MBA

Ingenix, Worldwide Clinical
Trials, Hoechst, Cephalon

CMO

Mike Murphy, MD, PhD

CSO

Title

SIBIA Neurosciences, UCI

Steve Wagner, PhD

Background

Name

Big Pharma Pedigrees Plus CRO Operational Expertise

Post-merger TorreyPines Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine
Acetylcholinesterase Inhibitor

Posiphen™

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Cognitive Disorders

NGX292

M-1 Agonist

NGX555

-Secretase Modulator

Discovery

Pain

Tezampanel (NGX424)
AK Antagonist

NGX426
AK Antagonist

BNC (Bisnorcymserine)

Butyrylcholinesterase Inhibitor

Migraine

Migraine

  AD Progression

AD, Schizophrenia

  AD Progression

   AD Progression

AD - Severe

AD - Mild to Moderate

Tezampanel (NGX424) and NGX426

Novel and selective agents that
cross the blood-brain barrier

Bind specifically to subset of
ionotropic, non-NMDA
glutamate receptors located
only in brain and spinal cord

GluR1, GluR2, and GluR5
receptors key transmitters in
pain pathway

Unique pharmacology

Non-opioid

Non-vascular

Theoretically, no abuse
potential

Pain Transmission Pathway

AMPA/Kainate Receptor Antagonists

Tezampanel and NGX426

Broad Commercial Opportunities

Predictable
Animal Data

  - analgesia

  - spasticity

  - epilepsy

Multiple
ROAs

      - Oral

      - SC

      - IV

      - EP

      - IT

Market Segments

Migraine

Analgesia

Neuropathic pain

Cancer pain

Chronic intractable pain

Post-operative pain

Epilepsy

Neuroprotection

Muscle spasticity/rigidity

Anesthesia

Proof of
Concept
Data

- migraine

- neuropathy

- back pain

- post-op pain

Migraine = Fast to Market Plan

Tezampanel and NGX426

Addressing Unmet Needs of Migraine Sufferers

  Effective in patients unresponsive to triptans

  Effective in patients who have side effects on triptans

Alternative to
triptans

  Effective in patients with prominent sensitivity

    to sound, touch, light, and temperature

Target the
underlying
disease process

  Use in patients with cardiovascular risk factors

  Co-administration with SSRIs and SNRIs

  Given as multiple doses over 24 hours

Fewer
prescribing
restrictions

Expand ER
treatment
options

Need

  Alternative to opioids

  Parenteral and oral forms for ER to home care

Tezampanel,  NGX426

Tezampanel

Lead compound, parenteral administration

Completed 7 studies: 2 Phase I, 5 Phase IIa

Total of 92 healthy volunteers and 113 patients
exposed to tezampanel to date

Demonstrated safety and efficacy as treatment for
migraine and neuropathic pain

Initial indication: migraine, a form of chronic
intermittent pain

Planning Phase IIb study in migraine

Development Highlights

Tezampanel, IV Administration

Ketorolac

DB, PC

70

Post-operative
Dental Pain

Nociceptive*

Imitrex

DB, PC

45

Migraine

Migraine*

Neuropathic

Neuropathic

Neuropathic*

Model

NA

DB, PC
Three period X-over

25

Capsaicin
Provoked Pain

Ketamine
Lidocaine

DB, PC
3x3 Latin Square X-over

12

Low Back Pain

Lidocaine

DB, PC

Spinal Cord
Injury

Control

Design

N =

Population

Five Positive Proof of Concept Studies

* Published Studies

*p< 0.05; **p< 0.01 (chi-square test); contrast vs placebo (Sang et al, Cephalalgia, 2004)

*

**

Pain Free at 2 Hours

Tezampanel IV Migraine Study

Statistically Significant:

Pain relief at 2 hours

Pain free at 2 hours

Sustained pain relief

Sustained pain free

Decreased incidence of

Nausea

Photophobia

Phonophobia

Statistically Significant Across All FDA Endpoints

NGX426

Oral formulation of tezampanel

Initial indication: migraine

Follow-on indication: chronic neuropathic pain

NGX426 expands the pain franchise across multiple
segments of the chronic pain market

First-in-human study initiated August 4, 2006

Results expected in 4Q 2006

Development Highlights

NGX426, Oral Study in Dog

Rapid Conversion to Tezampanel After Oral NGX426

  n = 2 M, 2 F dogs

  NGX426: Tmax =1.00; t1/2 =1.05

  Tezampanel (NGX424): Tmax = 2.33; t ½= 4.05

Oral administration of single dose 20 mg/kg NGX426 in beagle dogs

Tezampanel

NX426

Post-merger TorreyPines Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine
Acetylcholinesterase Inhibitor

Posiphen™

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Cognitive Disorders

NGX292

M-1 Agonist

NGX555

-Secretase Modulator

Discovery

Pain

Tezampanel (NGX424)
AK Antagonist

NGX426
AK Antagonist

BNC (Bisnorcymserine)

Butyrylcholinesterase Inhibitor

Migraine

Migraine

AD Progression

AD, Schizophrenia

AD Progression

  AD Progression

AD - Severe

AD - Mild to Moderate

NGX267

Lead M1 Agonist for Cognitive Disorders

Safe and well tolerated in two Phase I studies

Total of 24 healthy adult males, average age 35

Total of 20 healthy elderly, average age 73

Biomarker evidence of selective stimulation of M1 receptor in man as measured by increased salivation

Achieve blood levels in man comparable to those described in transgenic mouse study, published in Neuron, showing NGX267
lowered levels of brain Aß42

Data also support development as treatment for cognitive
impairment associated with schizophrenia

NGX292, follow-on M1 agonist, is desmethyl derivative of NGX267

NGX555

- secretase Modulator from TPTX Discovery Program

Distinctly different from    -secretase inhibitors

Selective inhibition of A    42 and A    40 with concomitant
increase in A    37 and A     38

No inhibition of processing of other   -secretase
substrates, e.g., Notch, e-Cadherin

Lowered A   42 in plasma and brain when administered orally
in transgenic animal models

TorreyPines Near-term Deliverables

   File IND for NGX426 and start Phase I study

    Report results for NGX426 Phase I study

    Initiate Phase IIb tezampanel study for migraine

Migraine,
Chronic
Pain

Cognitive
Disorders

Program

   Report data from NGX267 Phase I elderly study

    Initiate multiple dose Phase I study with NGX267

Milestone